                                                                    EXHIBIT 10.8


                                                                       kpn Qwest
--------------------------------------------------------------------------------

                                                                        Ref. Nr:
                         GENERAL TERMS AND CONDITIONS

                             FOR THE PROVISION OF

                          TELECOMMUNICATION SERVICES

 CUSTOMER: Cyberfast Systems        KPNQwest Carrier Services B.V.

 ADDRESS: 777 Yamato Road           Polaris Avenue 77

 Suite 116                          P.O. Box 2010

 FL 33431                           2130 GE Hoofddorp

 USA                                The Netherlands

 Duly represented by                Duly represented by

 Name: Ed Stackpole

 /s/ Edward Stackpole               /s/ Esther van Zeggeren
 Signature                          SVP Wholesale Services


 Drawn up and signed in duplicate at Boca Raton on 5 April 00






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                                                                     Page 1 of 4
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 Article 1 Definitions
 1.1 In these General Terms and Conditions, the Service Contract(s) and the Accepted Service Order Form(s), the following words and expressions shall have the following meaning:

 Service:
 A Telecommunication Service rendered by KPNQwest;

 KPNQwest:
 The KPNQwest company identified on the cover page attached to these General Terms and Conditions.

 Customer:
 The customer identified on the cover page attached in these General Terms and Conditions.

 Party/Parties:
 Customer and KPNQwest are individually referred to as "Party" and jointly referred to as "Parties";

 General Terms and Conditions:
 These terms and conditions, under which KPNQwest will perform the Services and all its other obligations under the General Terms and Conditions, the Service Contract(s) and Accepted Service Order Forms to Customer;

 Service Contract:
 An agreement concluded between parties which describes a specific type of Service and contains the specific provisions governing this type of Service. A Service Contract consists of a cover page and customer specific information and three annexes entitled Service Description, Customer Information Guide and Service Order Form;

 Service Description:
 Annex to a Service Contract, which describes the specific type of Service and specifies the technical parameters of the relevant Service;

 Customer Information Guide:
 Annex to a Service Contract containing the standards and procedures for the provision of (new) Services to Customer;

 Service Order From:
 Annex to the Service Contact. A standard form provided by KPNQwest with which Customer can order services from KPNQwest together with or after the execution of these General Terms and Conditions and a Service Contract for the service type ordered;

 Accepted Service Order From:
 A Service Order From that is accepted by KPNQwest following the procedures set out in the Customer Information Guide which at the moment of acceptance by KPNQwest constitutes a binding contract between the parties, governed by these General Terms and Conditions and the relevant Service Contract specifying the Services to be delivered;

 Committed Delivery Date:
 The date agreed in writing on which each individual connection or other separate part of the Service identified in the Accepted Service Order Form is scheduled to be delivered to Customer;

 Ready-for-Service Date:
 The date on which an individual connection or other separate part of the Service identified in the Accepted Service Order Form is accepted in accordance with the procedures set out in the Customer Information Guide.

 The definitions in this Article in the singular form shall be deemed to include the plural form and vice versa.

 Article 2  Subject and Scope

 2.1 Customer agrees to purchase and KPNQwest agrees to provide the Services detailed in the Accepted Service Order Form(s) and further described in the relevant Service Contract(s) on the terms and conditions specified in those two documents and in these General Terms and Conditions.

 2.2 Customer accepts and agrees that these General Terms and Conditions, any Service Contract or any Accepted Service Order Form do not grant it any right to use any element of installations, facilities or other infrastructure used or made available by KPNQwest to provide the Services other than the right to use the Service pursuant to the relevant Service Contract and the Accepted Service Order Form.

 2.3 Customer may order Services from KPNQwest by means of a Service Order Form in accordance with the provisions of the relevant Service Contract and the General Terms and Conditions. All Service Order Forms are subject to acceptance by KPNQwest and the execution of a Service Contract for the particular type of Service ordered. The ordering procedure for using the Service Order Form is defined in the Customer Information Guide. KPNQwest shall not have the obligation to accept a Service Order Form if it deviates from (or is not covered by) the relevant Service Contract or the General Terms and Conditions if the Service is not available (for capacity or other reasons) or if Customer has not paid any outstanding amount after the due date.

 2.4 If there is any conflict between the General Terms and Conditions, the relevant Service Contract and an Accepted Service Order Form, the highest in the following list will prevail, unless the lower document specifically states that a deviation from the provisions in the higher document is intended.

            .    An Accepted Service Order Form
            .    The Service Contract cover page
            .    The Service Description
            .    The Customer Information Guide
            .    These General Terms and Conditions

 2.5 In case a Service Order Form is submitted by Customer and is accepted by KPNQwest before a Service Contract has been affected, the then current standard Service Contract, Service Description and Customer Information Guide of KPNQwest applicable to the Service ordered will apply to such an Accepted Service Order Form.

 Article 3  Customer's principal obligations
 3.1        Customer shall:
            (a) Pay the charges specified in the Accepted Service Order Form as a consideration for the Services in accordance with the provisions of Articles 6 and 7.
            (b)  Comply with all requirements set out in Article 5
            (c) Comply with all relevant local, national and supranational laws.

 Article 4  Service quality and delivery

 4.1 the Services shall be installed, completed, tested and be ready to be put into operation on or prior to the Committed Delivery Date in accordance with the delivery procedure set out in the Customer Information Guide.

 4.2 If the Ready-for-Service Date is later than the Committed Delivery Date for reasons imputable to KPNQwest, Customer is entitled to the remedies specified in the Service Description, except in the situation specified in Article 4.6. These remedies shall be the sole remedy of Customer in such case. These remedies apply and are calculated separately for each individual connection or other separate part of the Services identified in the Accepted Service Order Form.

 4.3 KPNQwest shall provide the Services, and redress any interruptions in the availability of the Services, in accordance with the quality and availability parameters set out in the Service Description. KPNQwest is further bound to exercise the reasonable care and skill of a competent and reputable telecommunications provider in the telecommunications provider in the telecommunications industry.

 4.4 KPNQwest may from time to time change the procedures and the technical parameters applicable to Services whether specified in the Service Contract or otherwise, as long as the quality of the Service is not adversely affected.


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                                                                     Page 2 of 4
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                                                                       kpn Qwest
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 4.5        If an interruption in the availability of a Service has occurred,
            Customer shall be entitled to the remedies specified in the relevant Service Contract, except to the situations specified in Article 4.6. An interruption shall be deemed to have occurred when a Service fails to meet guaranteed service levels contained in the Service Description. These remedies shall be the sole remedy of Customer in such case.

 4.6        Remedies shall not be granted for:
            .    Interruptions or delays to be reasonably attributed to
                 Customer, its employees or third parties used by Customer;
            .    Interruptions or delays due to failure of equipment not
                 provided to Customer by KPNQwest
            .    Interruptions or delays in the Service that Customer has
                 reported to be inoperative, while Customer unreasonably
                 declines to release its network or equipment for testing or repair;
            .    Interruptions or delays during any period of release of the
                 Service for (planned) maintenance or rearrangement purposes;
            .    Interruptions or delays due to force majeure; and
            .    Interruptions or delays in the situations described in Article
                 9.

Article 5   Access for installation and maintenance

 5.1 Customer shall be responsible for the provision of all interconnection facilities, network equipment and other facilities necessary to utilize the Service provided by KPNQwest. The equipment to use and connect the Service must conform to the current industry standards, the specifications of the equipment and the specifications in the relevant Service Contract and the Accepted Service Order Form.

 5.2 In the event that KPNQwest shall supply network equipment to Customer to make the Services available, this equipment shall be installed, maintained and operated in connection with the delivery of a Service by KPNQwest or KPNQwest's affiliates only. Such network equipment will remain the property of KPNQwest unless it is subject to a separate supply contract between KPNQwest and Customer.

 5.3 To carry out the installation, maintenance, testing and removal of this equipment and the Services, KPNQwest may need to gain access to the premises where this equipment is installed or where the Services are to be delivered. Customer warrants the access to such premises in accordance with the customary local circumstances, codes and conditions. If a reasonable request for access to the premises is denied all consequences of a possible late commencement or interruption of the Service(s) or any damage to the equipment shall be for the account of Customer.

 5.4 Customer shall house the equipment in a suitable environment. Such environment shall comply with all the requirements set forth in the relevant Service Contract, the relevant Accepted Service Order From and the technical documentation of the equipment. Environmental maintenance and all repairs of the housing space in connection with the placement and removal of the equipment are the sole responsibility of the Customer.

Article 6   Charges

6.1 The charging system for the Service is described in the Service Description. The Accepted Service Order From specifies the charges for the Services. These charges may include recurring and non-recurring elements and usage based and fixed elements.

6.2 All charges are in Euro and exclusive of VAT and any other similar taxes, duties or levies imposed on KPNQwest by operation of law. In the event such a tax, duty or levy becomes due, the respective amount will be added to the charges payable by Customer, and specified in the relevant invoice.

Article 7   Billing and payment

7.1 KPNQwest shall issue invoices in Euro for all sums payable by Customer. Payment shall be received in KPNQwest's bank account designated on the invoice. Payment must be made within thirty (30) working days after the invoice date.

7.2 Customer shall be in default, without further notification to that effect, if payment has not been received by the date specified in
            Article 7.1. After this date, KPNQwest shall be entitled to interest at the statutory rate as well as the costs incurred in collecting outstanding amounts (including reasonable legal fees).

Article 8   Suspension of Services

8.1 KPNQwest shall be entitled to suspend the provision of part or all of the Services:
            (a) If and in so far as it is required to do so by a governmental or regulatory authority in accordance with a statutory or other regulatory requirement or pursuant to an order of a court;

            (b) If Customer fails to meet essential obligations under these General Terms and Conditions, any Service Contract or any Accepted Service Order Form including but not limited to its obligations as referred to in Article 3, and fails to remedy such failure within fourteen (14) days after receipt of a written notice specifying the non-performance and requiring it to be remedied. A failure by Customer to meet its obligations under Article 3.1.a of these General Terms and Conditions after receipt of a written notice specifying this non-performance will always constitute a failure to meet an essential obligation in the sense of this article.

8.2 Customer shall be obliged to pay all charges payable by it throughout the period of suspension as referred to in article 8.1 sub. b. The same applies if the Suspension as referred to in Article
            8.1 sub. a can be attributed to a breach, fault, act or omission by Customer.

8.3 The suspension referred to in Article 8.1 shall be terminated as soon as the ground giving rise to the suspension has ceased to exist.

Article 9   Limitation of Liability

9.1 Without prejudice to the provisions of Articles 4.2 and 4.5 hereof, and with the sole exception of gross negligence or intentional breach on the part of the managerial staff of KPNQwest, KPNQwest shall not be liable for any loss, damage or expense, including, without limitation, loss of profits or revenues or damage to property and injury or death to persons, resulting from KPNQwest's failure to perform its obligations under these General Terms and Conditions, any Service Contract or any Accepted Service Order From and/or arising from any tortious conduct in connection with such performance and/or arising form or in connection with any unavailability, delay, interruption, disruption or degradation in or at the Services, except in the following cases:

            (a) If damage attributed to KPNQwest is caused to Customer's physical property, KPNQwest shall pay compensation up to maximum of EURO 500,000 (five hundred thousand Euro) per event or series of related events.

            (b) If death or bodily injury attributed to KPNQwest is caused, KPNQwest shall provide compensation for damage up to a maximum of EURO 500,000 (five hundred thousand Euro) per event or services of related events.

9.2 Customer shall indemnify and hold KPNQwest harmless from any claims by third parties however arising out of or related to the services that will be provided by Customer using the Services.

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                                                                     Page 3 of 4
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                                                                       kpn Qwest
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9.3         Damage as referred to in Article 9.1 shall be reported in writing to
            KPNQwest as quickly as possible, but in any case within four (4) weeks of it occurrence. KPNQwest shall not be liable for damage that is not reported by Customer within this period unless Customer shows that it could not have reported the damage earlier.

Article 10  Resale and Assignment

10.1 None of the rights and obligations under these General Terms and Conditions, the Service Contract(s) and the Accepted Service Order Forms shall be assigned or transferred by either Party without the prior written consent of the other Party (which Parties shall not be unreasonably withheld), save that either Party may assign the General Terms and Conditions, the Service Contract(s) and the Accepted Service Order Forms as a whole to any entity controlled by, under the same control as, or controlling said Party without the consent of the other Party, provided that the assignee agrees in writing to be bound by the provisions of the General Terms and Conditions, the Service Contract(s) and the Accepted Service Order Forms.

10.2 The assigning Party must promptly give written notice to the other Party of any assignment permitted to be made without the other Party's consent.

Article 11  Force majeure

11.1 Neither Party shall be held liable for failure to perform any of its obligations under these General Terms and Conditions, a Service Contract or an Accepted Service Order Form if such failure is caused by or arises as a result of an event of force majeure including but not limited to fire, flood, strike, civil acts of governmental or military authorities, terrorism, acts of God and prolonged general power outages.

11.2 The affected Party shall be as soon as reasonably possible notify the other Party in writing of the occurrence of an event of force majeure and the estimated extent and duration of its inability to perform its obligations.

11.3 Upon the cessation of the event of force majeure, the affected Party shall promptly notify the other Party in writing of such cessation and shall resume the performance of its obligations.

11.4 Both Parties shall use their best endeavors to minimize the effects of an event of force majeure.

Article 12  Confidentiality

12.1 Both Parties shall keep confidential the General Terms and Conditions, all Service Contract(s), all Accepted Service Order Forms and any and all other information about the other Party, including but not limited to information about the other party's business operations and customers, with which they may have become or will become familiar under the terms of these General Terms and Conditions, the Service Contract(s) and the Accepted Service Order Forms and which can be reasonably assumed to be confidential or has been marked by the other party as confidential.

12.2 The obligation of secrecy referred to in paragraph 12.1 shall not apply to information which:
            (a) is already in the possession of, or which is previously known to, the receiving Party at the time of its receipt from the disclosing Party other than by breach of the present obligation of secrecy;

            (b) is in or comes into the public domain other than by breach of the present obligation of secrecy;

            (c) is obtained from a third party who is free to disclose such information, or has been generated by the receiving Party without any use of the confidential information received from the disclosing Party;

            (d)   is required by law or judicial order to be disclosed.

Article 13  Intellectual Property Rights

13.1 Nothing in these General Terms and Conditions, a Service Contract or an Accepted Service Order Form shall confer or be deemed to confer on either Party any rights in or license to use any intellectual property right of the other Party or any third Party.

13.2 KPNQwest shall ensure that the use by Customer of the Services pursuant to these General Terms and Conditions shall not infringe any third party's property rights or intellectual property rights. If it is established, either by a court of law or by the parties involved, that Customer infringes any intellectual property right belonging to a third party as a consequence of an act or an omission of KPNQwest, KPNQwest shall at its own expense and risk take such measures as to ensure that the infringement is remedied and that Customer's use of the Services is not affected.

13.3 KPNQwest will defend and indemnify Customer against all such claims based on the infringement of such third party right, provided that Customer promptly notifies KPNQwest of any such claim.

Article 14  Duration and termination

14.1 These General Terms and Conditions shall apply to the delivery of all Services by KPNQwest to Customer. In case KPNQwest provides Customer with a new version of the new General Terms and Conditions, these shall apply to all Services which are ordered after receipt by Customer of the new General Terms and Conditions. These General Terms and Conditions shall then remain applicable to the Services ordered before this time unless Customer agrees in writing to apply the new General Terms and Conditions to all Services ordered.

14.2 A Service Contract shall be effective for one year after signature unless otherwise agreed in the Service Contract, provided that it will remain valid for Accepted Service Order Forms which reference it after its expiration.

14.3 Upon expiration or termination of an Accepted Service Order From, all of Customer's rights to the use of the Service and other rights under the terminated or expired Accepted Service Order From shall revert to KPNQwest without reimbursement by Customer of any fees or other payments previously made with respect thereto.

14.4 Services identified in the Accepted Service Order Forms shall be provided for a period of one year after the Ready For Service date, unless otherwise agreed and indicated in the Accepted Order Form. Unless provided otherwise in the Accepted Service Order From or terminated by either party by giving three months' written notice to KPNQwest or Customer, Accepted Service Order Forms shall continue for an indefinite period of time after the initial terms of the Service.

14.5 In case the Service contains a part which is supplied by a third party to KPNQwest (e.g., local tails), a different cancellation period may apply to such parts, provided that the maximum notice period for cancellation after the initial term of the Service is one year.

Article 15  Governing law and dispute resolution

15.1 The laws of the Netherlands shall govern these General Terms and Conditions and any and all Service Contract(s) and any and all Accepted Service Order Forms.

15.2 Any disputes concerning the implementation or interpretation of these General Terms and Conditions and/or the Service Contract(s) and or the Accepted Service Order Forms that cannot be settled amicably between the parties shall be exclusively submitted to the competent court in The Hague, the Netherlands and higher courts, unless KPNQwest prefers the competent court in the country where Customer has its offices.

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Article 16  Final provisions

16.1 No variation, amendment,modification and addition to or cancellation of any provision of these General Terms and Conditions, a Service Contract or an Accepted Service Order Form shall be effective unless agreed upon in writing by a duly authorized representative of Customer and KPNQwest.

16.2 KPNQwest is aware of its responsibility with respect to the millennium problem. KPNQwest has set up an extensive program to identify and repair all possible millennium problems in its systems that could affect the availability and quality of the Services. However, the millennium problem can affect the quality and availability of the Services through the failure or systems which are beyond the control of KPNQwest. Therefore, although KPNQwest will use best endeavors to prevent an interruption of its Services due to millennium problems, KPNQwest can not warrant that the availability and quality of its Services will not be negatively affected.

16.3 These General Terms and Conditions, any Service Contract or any Accepted Service Order From do not create an exclusive relation between KPNQwest and Customer. Nothing in these General Terms and Conditions, in a Service Contract or in any Accepted Order Form shall be deemed to constitute a partnership or joint venture between the Parties or to constitute one Party as the agent of the other for any purpose whatsoever.

16.4 If any provision of the General Terms and Conditions is illegal or unenforceable the unaffected provisions will remain in effect.

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                                                                    Page 5 of 4

 SERVICE ORDER FORM FOR MANAGED BROADBAND SERVICES (MBBS) Return signed copy to:

 and COLOUR SERVICES - Page 1/3                           KPNQwest Sales Support

 kpn Qwest            KPNQwest Order Nr. MBBS Order Form   Fax +31 23 568 7917

 Quotation Reference    Netherlands  Type of Order  NEW ORDER  Order accepted by
 Account manager        Marco Bes    (KQ-name/date)


CUSTOMER INFORMATION                                                                PRICING, TERMS &CONDITIONS
CUSTOMER ADDRESS                              BILLING ADDRESS         Contract Type & Term:                   MONTHLY LEASE 1 year
Cyberfast Systems Inc.      Parent Company    Cyberfast Systems       Requested Delivery date:

Cyberfast Systems Inc.      Company name      Cyberfast Systems Inc.  Committed Delivery Date:                Use of KPNQwest only

777 Yamato Road Suite 116   Address           See left                Language on invoice                     English
FL 33431 Boca Raton         Zip code & City                           Preferred currency                      EURO
USA                         Country
Bert Perez                  Contact person
 +1 561 995 6255            Phone number                              VAT ID Nr.:
 +1 561 995 6256            Fax number                                Technical Service Description version:  MBBS/TSD-1#(01-2000)

 bert@cyberfast.net         E-mail                                    Applicable Service Agreement


 SERVICE SPECIFICATION      SPEED                LOCATION ORIGIN &        INTERFACE             NON-RECURRING  MONTHLY REC.
                                                 DESTINATION                                    CHARGE         CHARGE
 MBBS-Line                  2048 kbit/s (E1)     SITE A SITE B
 [X] MBBS Line              2048 kbit/s (E1)     KQ POP ASD KQ POP BXL    2.048 KB-G 703         2500                 2600
                                                                          Electrical 75 Ohm
 [_] <Component>            2048 kbit/s (E1)     <org/dest> <SITE>        2.048 KB-G 703
                                                                          Electrical 120 Ohm
                                                                          (RJ-45)
 [_] <Component>            2048 kbit/s (E1)     <org/dest> <SITE>        2.048 KB-G 703
                                                                          Electrical 120 Ohm
                                                                          (RJ-45)
 [_]
 MBBS-Line                  2048 kbit/s (E1)     SITE A SITE C
 [X] MBBS Line              2048 kbit/s (E1)     KQ POP ASD KQ POP BXL    2.048 KB-G 703         2500                 2600
                                                                          Electrical 75 Ohm
 [_] <Component>            2048 kbit/s (E1)     <org/dest> <SITE>        2.048 KB-G 703
                                                                          Electrical 120 Ohm
                                                                          (RJ-45)
 [_] <Component>            2048 kbit/s (E1)     <org/dest> <SITE>        2.048 KB-G 703
                                                                          Electrical 120 Ohm
                                                                          (RJ-45)

 SERVICE ORDER FORM FOR MANAGED BROADBAND SERVICES (MBBS)   Return signed copy
 to:
         and COLOUR SERVICES - Page 2/3                  KPNQwest Sales Support

 kpn Qwest             KPNQwest Order Nr. MBBS Order Form   Fax +31 23 568 7917



SERVICE SPECIFICATION     SPEED             LOCATION ORIGIN &        INTERFACE            NON-RECURRING CHARGE     MONTHLY REC.
 (cont.)                                    DESTINATION                                                            CHARGE
MBBS-Line                 2048 kbit/s (E1) SITE A SITE D
[X] MBBS Line             2048 kbit/s (E1)  KQ POP ASD KQ POP BXL    2.048 KB-G 703       2500                     2600
                                                                     Electrical 75 Ohm
[_] <Component>           2048 kbit/s (E1)  <org/dest> <SITE>        2.048 KB-G 703
                                                                     Electrical 120 Ohm
                                                                     (RJ-45)
[_] <Component>           2048 kbit/s (E1)  <org/dest> <SITE>        2.048 KB-G 703
                                                                     Electrical 120 Ohm
                                                                     (RJ-45)
[_]
MBBS-Line                 2048 kbit/s (E1)  SITE A SITE E
[X] MBBS Line             2048 kbit/s (E1)  KQ POP ASD KQ POP BXL    2.048 KB-G 703       2500                     2600
                                                                     Electrical 75 Ohm
[_] <Component>           2048 kbit/s (E1)  <org/dest> <SITE>        2.048 KB-G 703
                                                                     Electrical 120 Ohm
                                                                     (RJ-45)
[_] <Component>           2048 kbit/s (E1)  <org/dest> <SITE>        2.048 KB-G 703
                                                                     Electrical 120 Ohm
                                                                     (RJ-45)
[_]


SPECIAL SERVICES              SPEED         LOCATION ORIGIN &        INTERFACE           NON-RECURRING CHARGE     MONTHLY REC.
(e.g. Concentrated Access)                  DESTINATION                                                           CHARGE
[_]                                         <org/dest> <SITE>
[_]                                         <org/dest> <SITE>
[_]
[_]

CUSTOMER DECLARATION AND SIGNATURE
This Service Order Form shall be governed by the applicable Service Contract and Framework Agreement (to be) concluded between KPNQwest and Cyberfast Systems Inc. If no Service Contract and/or Framework Agreement is (to be) concluded, the General Terms and Conditions for the provisioning of Telecommunication Services and the standard service conditions of KPNQwest for the service ordered will govern this Service Order Form. No contractual commitment under this Service Order will arise for KPNQwest until KPNQwest has confirmed the Service Order in writing in which case it becomes an Accepted Order Form.



Signed by a duly authorized representative of Cyberfast Systems Inc.

 SERVICE ORDER FORM FOR MANAGED BROADBAND SERVICES (MBBS) Return signed copy to:

         and COLOUR SERVICES - Page 3/3                   KPNQwest Sales Support

 kpn Qwest           KPNQwest Order Nr. MBBS Order Form   Fax +31 23 568 7917




Name:                         Signature:                                        City:                     Date:

Edward Stackpole               /s/ Edward Stackpole                             Boca Raton, FL             5 April 2000

CUSTOMER LOCATION DETAILS
LOCATION DETAILS                CUSTOMER LOCATION      CUSTOMER LOCATION SITE   CUSTOMER LOCATION SITE C  CUSTOMER LOCATION SITE D
                                SITE A                 B
KQ POP ID                       KQ POP ASD             KQ POP BXL               KQ POP FFM                KQ POP LDN (TeleCity)
COMPANY & SITE NAME:
ADDRESS:
FLOOR & ROOM NUMBER:
ZIP CODE & CITY
COUNTRY:
PROVISIONING: Contact         Bert Perez
Person:
Phone Number                  See above
Fax Number
E-Mail Address
FAULT MANAGEMENT Contact:
Phone Number:
Fax Number:
E-mail Address:

ADDITIONAL INFORMATION
Provision contact for Paris same as other for other sites

SERVICE ORDER FORM FOR MANAGED BROADBAND SERVICES (MBBS) Return signed copy to:

         and COLOUR SERVICES - Page 4/3                 KPNQwest Sales Support

 kpn Qwest           KPNQwest Order Nr. MBBS Order      Form Fax +31 23 568 7917


________________________________________________________________________________

2 The invoice details will be in EURO, the total amount due can be presented in the preferred currency.
3 Location details to be specified on page 3.

 Budgetary Proposal
 MBBS

                                                                       kpn Qwest

                                                                  -Confidential-
 Specifications and Charges for Cyberfast

MBBS Connectivity


      Fixed Fee
      PoP                        Mb            MRC            NRC
      Amsterdam - Frankfurt       2            E 2,600        E 5,000
      Amsterdam - Paris           2            E 2,600        E 5,000
      Amsterdam - London          2            E 2,600        E 5,000
      Amsterdam - Brussels        2            E 2,600        E 2,500
                  Totals                       E10,400        E17,500

 Additional agreed prices:

 2M Amsterdam - Milan: MRC E 5,400; 5,000 NRC
 45M Amsterdam - New York: MRC E 29,700; 5,000 NRC
 Other EuroRing 2M connections: MRC E 2,600; 5,000 NRC
 Pricing for other EuroXpress Cities will be determined on a case by case basis

 NRC for one 2Mbit/s intra Europe MBBS circuit and for the 45Mbit/s Amsterdam to New York MBBS circuit will be zero.

 Additional 2Mbit/s connections thereafter will have a NRC of E 2,500 per circuit (50% discount).
                                 I

 Most favoured nation clause

 1. Should KPNQwest or any of its Affiliates sell or agree to sell to another parties other than Cyberfast Systems or any of its Affiliates, MBBS Services equivalent to the Cyberfast MBBS service on terms similar to those set out herein, at a price or value less than the Purchase Price (the "Lower Price") at any time during the period of 1 year from [the relevant date], it shall within 60 days of such event refund to Cyberfast Systems a sum equivalent to the difference between the Purchase Price and the Lower Price .

 2. If KPNQwest or any of its Affiliates should agree to sell to another party other than Cyberfast Systems or any of its Affiliates MBBS services equivalent to the MBBS service on terms other than as to price more advantageous than those offered to Cyberfast Systems herein it shall forthwith offer such terms to Cyberfast Systems in writing and if Cyberfast Systems requires by notice in writing such terms shall be deemed incorporated herein but shall not take effect until the time of such deemed incorporation.

 Budgetary Proposal
 MBBS
                                                                      kpn Qwest
                                                                   Confidential


 Telehousing

 Fixed Fee
 PoP                      No of                 MRC           NRC
                        Cabinets

 EuroRings Amsterdam        1               E 1,000       E 1,250
 EuroRings Frankfurt        1               E 1,000       E 1,250
 EuroRing Paris             1               E 1,000       E 1,250
 EuroRings London           1               E 1,000       E 1,250
 EuroRings Brussels         1               E 1,000       E 1,250

 Included in charges is the power consumption and:

 . First line maintenance
 . Power 200 A, -48 V DC + Power 30 A, 220 V AC
 . Cabling ducts / interconnection to KPNQwest backbone equipment
 . Air-conditioning

 Remarks:
 . Non-Recurring Charge includes interconnection to KPNQwest network and installation of power supply
 . Installation does not include installation of customer provided equipment . Installation charges are payable on hand -over.

 . Monthly Recurring Charges are including backup facilities, 1 hour First Line
   Maintenance, interconnection to KPNQwest network and sufficient power supply . Rental charges are payable monthly in advance
 . Minimum standard service term is 1 year

 Additional Charges First Line Maintenance

 Description                                 Charges
 During office hours                    E 100/per hour
 During non-office hours                E 200/per hour

 Budgetary Proposal
 MBBS

                                                                       kpn Qwest
                                                                    Confidential

 Telehousing Addresses

 Brussels
                             Excelsiorlaan 41
                             1930 Zaventem

Amsterdam                    Drentestraat 12
                             1083 HK Amsterdam

Frankfurt                    Kleyerstrasse 90
                             60326 Frankfurt

London                       City Reach
                             6 Greenwich View Place
                             Mill Harbour
                             London E15 9NN

Paris                        Rue Reaumur 111 - 199
                             752002 Paris

Budgetary Proposal
MBBS

                                                                       kpn Qwest
                                                                    Confidential

KPNQwest IP PoP list

EuroRings PoP locations            EuroXpress PoP locations


Antwerp                            Stockholm
NoorderIaan 147                    Sankt Ansgars vag 3.
2030 Antwerpen                     S- 1 / 1 38 Solna
Belgium                            Sweden

Amsterdam                          Milan
Drentestraat 12                    Via Caldera 21
1083 HK Amsterdam                  20153 Milano
The Netherlands                    Italy

Brussel Zaventem                   Luxembourg
Excelsiorlaan 19                   Rue Jean Pirel 3
1930 Zaventem                      Casperich, L-2350
Belgium                            Luxembourg

Frankfurt                          Dublin
Kleyerstrasse, 90                  Butterfly Business Park, Unit 30
60326 Frankfurt                    Killmore Road, Beaumont
Germany                            Dublin 2
 Ireland

London                             Madrid
6 Greenwich View Place             Telemaco 5
City Reach, Mill Harbour           E-28027 Madrid
London E 14 9N N                   Spain
United Kingdom

Paris-Bourse                       Prague
Rue Reaumur 111 - 199              Trida 5 Kvetna
75002 Paris                        Praha 4, 140 00
Franco                             Czechia

New York
60 Hudson Street,
NY 10013
USA